EXHIBIT 10.7

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED

Supplemental Agreement No. 12

to

Purchase Agreement No. PA-03659

between

The Boeing Company

and

Air Lease Corporation

This Supplemental Agreement is entered into as of April 26, 2019, (Supplemental Agreement No. 12) by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer);

All terms used but not defined in this Supplemental Agreement No. 12 have the same meaning as in the Purchase Agreement;

WHEREAS, Boeing and Customer have entered into Purchase Agreement No. PA-03659 dated as of October 31, 2011 (the Purchase Agreement) relating to the purchase and sale of Model 787-9 aircraft and Model 787-10 aircraft; and

WHEREAS, Boeing and Customer agree to [*]; and

WHEREAS, Boeing and Customer agree to [*]; and

WHEREAS, Boeing and Customer agree to [*].

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.          TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced by a new Table of Contents, provided as Enclosure 1 to this Supplemental

HAZ-PA-03659		SA-12
i
BOEING PROPRIETARY

Agreement No. 12 which reflects the revisions set forth in this Supplemental Agreement No. 12.

2.          TABLE 1.

a.    Table 1C to Purchase Agreement No. PA-03659, 787-10 Block A Aircraft Delivery, Description, Price and Advance Payments Rolls Royce Engines is deleted in its entirety and replaced by a revised Table 1C to Purchase Agreement No. PA-03659, 787-10 Block A Aircraft Delivery, Description, Price and Advance Payments Rolls Royce Engines provided as Enclosure 2 to this Supplemental Agreement No. 12 to reflect [*].

b.    Table 1C to Purchase Agreement No. PA-03659, 787-10 Block A Aircraft Delivery, Description, Price and Advance Payments General Electric Engines is deleted in its entirety and replaced by a revised Table 1C to Purchase Agreement No. PA-03659, 787-10 Block A Aircraft Delivery, Description, Price and Advance Payments General Electric Engines provided as Enclosure 3 to this Supplemental Agreement No. 12 to reflect [*].

c.    Table 1F to Purchase Agreement No. PA-03659, 787-9 Block E Aircraft Delivery, Description, Price and Advance Payments Rolls Royce Engines is deleted in its entirety and replaced by a revised Table 1F to Purchase Agreement No. PA-03659, 787-9 Block E Aircraft Delivery, Description, Price and Advance Payments Rolls Royce Engines provided as Enclosure 4 to this Supplemental Agreement No. 12 to reflect [*].

d.    Table 1F to Purchase Agreement No. PA-03659, 787-9 Block E Aircraft Delivery, Description, Price and Advance Payments General Electric Engines is deleted in its entirety and replaced by a revised Table 1F to Purchase Agreement No. PA-03659, 787-9 Block E Aircraft Delivery, Description, Price and Advance Payments General Electric Engines provided as Enclosure 5 to this Supplemental Agreement No. 12 to reflect [*].

3.          LETTER AGREEMENTS.

Letter Agreement LA-1104720R7, Advance Payment Matters, is deleted in its entirety and replaced by a revised Letter Agreement LA-1104720R8, Advance Payment Matters, provided as Enclosure 6 to this Supplemental Agreement No. 12, which reflects [*].

4.          PAYMENT CONSIDERATIONS.

[*]

5.          MISCELLANEOUS.

a.    The Purchase Agreement is amended as set forth above, and all other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.  Any Tables of Contents, Tables, Supplemental Exhibits, Letter Agreements or other

HAZ-PA-03659		SA-12
ii
BOEING PROPRIETARY

documents that are listed in the Sections above are incorporated into this Supplemental Agreement by this reference.

b.    This Supplemental Agreement will become effective upon execution and receipt by both Parties on or before April 28, 2019, after which date this Supplemental Agreement will be null and void and have no force or effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

BY:	/s/ Michael Lombardi	BY:	/s/ Grant Levy

ITS:	Attorney-In-Fact	ITS:	Executive Vice President

HAZ-PA-03659		SA-12
iii
BOEING PROPRIETARY

Enclosure 1

PURCHASE AGREEMENT NUMBER PA-03659

between

THE BOEING COMPANY

and

Air Lease Corporation

Relating to Boeing Model 787-9 and 787-10 Aircraft

PA 3659	SA-12

Enclosure 1

TABLE OF CONTENTS

ARTICLES
Article 1.	Quantity, Model, Description and Inspection	SA-2
Article 2.	Delivery Schedule	SA-2
Article 3.	Price	SA-2
Article 4.	Payment	SA-2
Article 5.	Additional Terms	SA-2

TABLE
1A.	787-9 Block A Aircraft Information Table	SA-8
1B.	787-9 Block B Aircraft Information Table	SA-7
1C.	787-10 Block A Aircraft Information Table	SA-12
1D.	787-9 Block C Aircraft Information Table	SA-6
1E.	787-9 Block D Aircraft Information Table	SA-11
1F.	787-9 Block E Aircraft Information Table	SA-12

EXHIBIT
A1.	HAZ[*] 787-9 Aircraft Configuration	SA-7
A2.	HAZ[*] 787-9 Aircraft Configuration	SA-7
A3.	HAZ[*] 787-9 Aircraft Configuration	SA-8
A4.	HAZ[*] 787-9 Aircraft Configuration	SA-11
B.	Aircraft Delivery Requirements and Responsibilities	SA-2

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment Airframe and Optional Features	SA-2
BFE1.	BFE Variables	SA-7
CS1.	Customer Support Document	SA-10
EE1.	[*], Engine Warranty and Patent Indemnity –General Electric Engines	SA-2
EE1.	[*], Engine Warranty and Patent Indemnity – Rolls Royce Engines	SA-2
SLP1.	Service Life Policy Components	SA-2

PA 3659	SA-12

Enclosure 1

LETTER AGREEMENTS
LA-1104716R1	[*]	SA-2
LA-1104717R1	Demonstration Flight Waiver	SA-2
LA-1104718R1	[*]	SA-2
LA-1104719R1	Other Matters	SA-2
LA-1104720R8	Advance Payment Matters	SA-12
LA-1104721R1	[*]	SA-2
LA-1104722R1	Assignment of Customer’s Interest to a Subsidiary or Affiliate	SA-2
LA-1104724	e-Enabling Software Matters
LA-1104725R1	[*]	SA-2
LA-1104726R1	Special Matters relating to COTS Software and End User License Agreements	SA-2
LA-1104727R2	AGTA Matters	SA-2
LA-1104728R1	Leasing Matters for 787 Aircraft	SA-2
LA-1104729R1	Liquidated Damages – Non-Excusable Delay	SA-2
LA-1104730R5	Open Configuration Matters	SA-10
LA-1104731R1	Performance Guarantees – 787-9 Block A Aircraft	SA-2
LA-1104733R1	Special Terms - Seats and In-flight Entertainment	SA-2
LA-1104734R2	Special Matters – 787-9 Block A Aircraft	SA-6
LA-1300863	Performance Guarantees – 787-10 Block A Aircraft	SA-2
LA-1300864R3	Performance Guarantees – 787-9 Block B, C, D, and E Aircraft	SA-10
LA-1301080R5	Special Matters – 787-9 Blocks B, C, D, and E Aircraft	SA-11
LA-1301081R1	Special Matters – 787-10 Block A Aircraft	SA-10
LA-1301082R2	[*]	SA-7
LA-1301083	Promotional Support – 787-10 Aircraft	SA-2
LA-1301084	[*]	SA-2
LA-1302043R1	[*]	SA-10
LA-1302348R1	[*]	SA-2
LA-1601083	Special Matters Relating to In-Seat IFE [*]	SA-7
~~LA-1605597~~	[*]	SA-9
LA-1805142	[*]	SA-10
LA-1805362	Model 787 Post‑Delivery Software and Data Loading	SA-10

PA 3659	SA-12

Enclosure 2

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

Rolls Royce Trent 1000-J Engines

Airframe Model/MTOW:						787-10		553000 pounds		Detail Specification:		787B1-3806-E (5/10/2013)
Engine Model/Thrust:						TRENT1000-J		74100 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:								[*]		Engine Price Base Year/Escalation Formula:			[*]	[*]
Optional Features:								[*]
Sub-Total of Airframe and Features:								[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):								[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):								[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:							[*]			Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:							[*]			Base Year Index (ECI):			[*]
										Base Year Index (CPI):			[*]
Refundable Deposit/Aircraft at Proposal Accept:							[*]

		Manufacturer's		Optional	P.A.			Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Lessee	Features	Exhibit	Engine	Engine	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	Number		Price	A	Selection	Price	(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2020	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2022								[*]	[*]	[*]	[*]	[*]	[*]	[*]

SA-12
HAZ-PA-03659 63946-1F.TXT	Boeing Proprietary	Page 1

Enclosure 2

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

Rolls Royce Trent 1000-J Engines

		Manufacturer's		Optional	P.A.			Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Lessee	Features	Exhibit	Engine	Engine	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	Number		Price	A	Selection	Price	(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	[*]

[*]

SA-12
HAZ-PA-03659 63946-1F.TXT	Boeing Proprietary	Page 2

Enclosure 3

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

General Electric Engines

Airframe Model/MTOW:						787-10		553000 pounds		Detail Specification:		787B1-3806-E (5/10/2013)
Engine Model/Thrust:						GENX-1B74/75		74100 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:								[*]		Engine Price Base Year/Escalation Formula:			[*]	[*]
Optional Features:								[*]
Sub-Total of Airframe and Features:								[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):								[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):								[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:								[*]		Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:								[*]		Base Year Index (ECI):			[*]
										Base Year Index (CPI):			[*]
Refundable Deposit/Aircraft at Proposal Accept:								[*]

		Manufacturer's		Optional	P.A.			Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Lessee	Features	Exhibit	Engine	Engine	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	Number		Price	A	Selection	Price	(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2019	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2022								[*]	[*]	[*]	[*]	[*]	[*]	[*]

SA-12
HAZ-PA-03659 63946-1F.TXT	Boeing Proprietary	Page 1

Enclosure 3

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

General Electric Engines

		Manufacturer's		Optional	P.A.			Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Lessee	Features	Exhibit	Engine	Engine	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	Number		Price	A	Selection	Price	(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]								[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	[*]

[*]

SA-12
HAZ-PA-03659 63946-1F.TXT	Boeing Proprietary	Page 2

Enclosure 4

Table 1F To

Purchase Agreement No. PA-03659

787-9 Block E Aircraft Delivery, Description, Price and Advance Payments

Rolls-Royce Engines

Airframe Model/MTOW:			787-9	560,000 pounds			Detail Specification:				787B1-4102-V (11/10/2017)
Engine Model/Thrust:			TRENT1000-J	74,400 pounds			Airframe Price Base Year/Escalation Formula:					[*]	[*]
Airframe Price:				[*]			Engine Price Base Year/Escalation Formula[1]:					[*]	[*]
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]			Airframe Escalation Data:
Engine Price (Per Aircraft)[1]:				[*]			Base Year Index (ECI):					[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]			Base Year Index (CPI):					[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]			Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:				[*]			Base Year Index (ECI):					[*]
LIFT Seats Provided by Boeing (Estimate):				[*]			Base Year Index (CPI):					[*]
Deposit per Aircraft:				[*]

	Number	Escalation	Escalation	Manufacturer	P.A.		Escalation Estimate	Engine	Engine	Engine	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	of	Factor	Factor	Serial	Ex	Lessee	Adv Payment Base	Thrust	Price[2]	Baseyear[3]	[*]	[*]	[*]	[*]
Date	Aircraft	(Airframe)	(Engine)	Number	A		Price Per A/P	Selection			[*]	[*]	[*]	[*]
[*]-2020	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2022	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	3

[*]

Note: Serial numbers are provided as guidance only and are subject to change.

SA-12
HAZ-PA-03659 110418-1F.TXT	Boeing Proprietary	Page 1

Enclosure 5

Table 1F To

Purchase Agreement No. PA-03659

787-9 Block E Aircraft Delivery, Description, Price and Advance Payments

General Electric Engines

Airframe Model/MTOW:		787-9		560,000 pounds			Detail Specification:				787B1-4102-V (11/10/2017)
Engine Model/Thrust:		GENX-1B74/75		74,100 pounds			Airframe Price Base Year/Escalation Formula:					[*]	[*]
Airframe Price:				[*]			Engine Price Base Year/Escalation Formula[1]:					[*]	[*]
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]			Airframe Escalation Data:
Engine Price (Per Aircraft)1:				[*]			Base Year Index (ECI):					[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]			Base Year Index (CPI):					[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]			Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:				[*]			Base Year Index (ECI):					[*]
LIFT Seats Provided by Boeing (Estimate):				[*]			Base Year Index (CPI):					[*]
Deposit per Aircraft:				[*]

	Number	Escalation	Escalation	Manufacturer	P.A.		Escalation Estimate	Engine	Engine	Engine	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	of	Factor	Factor	Serial	Ex	Lessee	Adv Payment Base	Thrust	Price[2]	Baseyear[3]	[*]	[*]	[*]	[*]
Date	Aircraft	(Airframe)	(Engine)	Number	A		Price Per A/P	Selection			[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2020	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2022	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total:	[*]

[*]

[*]

[*]

Note: Serial numbers are provided as guidance only and are subject to change.

SA-12
HAZ-PA-03659 110415-1F.TXT	Boeing Proprietary	Page 1

Enclosure 6

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

HAZ-PA-03659-LA-1104720R8

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:             Advance Payment Matters

Reference:         Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes letter agreement HAZ-PA-03659-LA-1104720R7 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of HAZ-AGTA (AGTA) between Boeing and Customer.  This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.          Alternative Fixed Advance Payment Schedule.

1.1        Notwithstanding the Aircraft advance payment schedule provided in Table 1 of the Purchase Agreement Customer may elect to pay an alternative fixed advance payment schedule for the respective Aircraft, as set forth in the table below (Alternative Fixed Advance Payment Schedule).

1.2        Alternative Fixed Advance Payment Schedule – 787-9 Block A Aircraft.

[*]

1.3        Alternative Fixed Advance Payment Schedule – 787-9 Block B Aircraft.

[*]

1.4        Alternative Fixed Advance Payment Schedule – 787-9 Block C, 787-9 Block D Aircraft, and 787-9 Block E Aircraft.[*]

1.5        Alternative Fixed Advance Payment Schedule – 787-10 Block A Aircraft

[*]

HAZ-PA-03659-LA-1104720R8		SA-12
Advance Payment Matters		LA Page 1
BOEING PROPRIETARY

Enclosure 6

1.6        [*]

2.          [*]

3.          [*]

4.          [*]

5.          Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 5), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 5.  Customer shall be fully responsible to Boeing for compliance with such obligations.

6.          Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

HAZ-PA-03659-LA-1104720R8		SA-12
Advance Payment Matters		LA Page 2
BOEING PROPRIETARY

Enclosure 6

Very truly yours,

THE BOEING COMPANY

By	/s/ Michael Lombardi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	April 26, 2019

AIR LEASE CORPORATION

By	/s/ Steven F. Udvar-Házy

Its	Chairman

HAZ-PA-03659-LA-1104720R8		SA-12
Advance Payment Matters		LA Page 3
BOEING PROPRIETARY